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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 1999
                                                         ----------------

                                Razorfish, Inc.
                                ---------------



             (exact name of registrant as specified in its charter)


          Delaware                      000-25847               13-3804503
          --------                      ---------               ----------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                   Number)            Identification No.)


107 Grand Street, 3rd Floor, New York, New York                         10013
-----------------------------------------------                         -----
    (Address of principal executive offices)                         (zip code)



       Registrant's Telephone Number, including Area Code: (212) 966-5960
                                                           --------------


                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisitions or Disposition of Assets

         On November 2, 1999, the Registrant completed the acquisition of International Integration Incorporated, a Delaware corporation ("i-Cube"). The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated August 10, 1999 (the "Merger Agreement"), providing for the merger of Ray Merger Sub, Inc., a Delaware company and a wholly owned subsidiary of the Registrant, with and into i-Cube (the "Merger"). Upon consummation of the Merger, 18,034,612 shares of the Registrant's Class A common stock became issuable pursuant to an exchange ratio which provided that each outstanding share of i-Cube common stock, $.01 par value would be exchanged for .875 shares of the Registrant's common stock, $.01 par value. The Merger is expected to be accounted for under the pooling of interests method of accounting, and was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Not applicable.

Item 6.  Resignation of Registrant's Directors

         Not applicable.


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.
         The (i) i-Cube audited financial statements as of December 31, 1997 and 1998 and for the years ended December 31, 1996, 1997, and 1998; and
         (ii) i-Cube unaudited financial statements as of June 30, 1999 and for the six months ended June 30, 1998 and June 30, 1999 are incorporated by reference to Registrant's Registration Statement on Form S-4 as filed with and declared effective by the Securities and Exchange Commission on October 1, 1999 (File No. 333-87031).

         (b) Pro Forma Financial Information.
         The Unaudited Pro Forma Pooled Financial Information as of June 30, 1999 and for the six months ended June 30, 1998 and 1999 and for the years ended December 31, 1996, 1997 and 1998 are incorporated by reference to Registrant's Registration Statement on Form S-4 as filed with and declared effective by the Securities and Exchange Commission on October 1, 1999 (File No. 333-87031).

                                       2
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     (c) Exhibits.

           2.1 Agreement and Plan of Merger, dated August 10, 1999, by and among the Registrant, Ray Merger Sub, Inc. and i-Cube.

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not applicable.

                                       3
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RAZORFISH, INC.
                                   (Registrant)

Dated:  November 16, 1999          By:  /s/ Jeffrey A. Dachis
                                        ------------------------------
                                        Name:  Jeffrey A. Dachis
                                        Title:  President

                                       4
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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                        Description
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2.1                Agreement and Plan of Merger, dated August 10, 1999, by and among the Registrant, Ray Merger Sub, Inc. and i-Cube.